Trading Advisor	12 Months Ended
Dec. 31, 2016
Brokers and Dealers [Abstract]
Trading Advisor
3.	Trading Advisor:

Ceres, on behalf of the Partnership, has retained Graham Capital Management L.P. (“Graham” or the “Trading Advisor”) to make all trading decisions for the Partnership.

Compensation to the Trading Advisor by the Partnership consists of a management fee and an incentive fee as follows:

Management Fee — The Partnership pays the Trading Advisor a flat-rate monthly fee equal to 1/12th of 1.75% (a 1.75% annual rate) of the Partnership’s net assets as of the first day of each month. Prior to April 1, 2014, the monthly management fee paid by the Partnership to the Trading Advisor was equal to 1/12th of 2.00% (a 2.00% annual rate).

Incentive Fee — The Partnership pays the Trading Advisor an incentive fee equal to 20% of trading profits experienced by the Partnership as of the end of each calendar month.

Trading profits represent the amount by which profits from trading in Futures Interests exceed losses after ongoing placement agent, management and administrative and General Partner’s fees are deducted. When the Trading Advisor experiences losses with respect to net assets as of the end of a calendar month, the Trading Advisor must recover such losses before the Trading Advisor is eligible for an incentive fee in the future. Cumulative trading losses are adjusted on a pro-rated basis for the amount of each month’s redemptions.